Exhibit 21.1

Legal Entity	Current DBA(s)	State of Organization
7 Rod Real Estate North, A Limited Liability Company		Wyoming
7 Rod Real Estate South, A Limited Liability Company		Wyoming
A&R Insurance Enterprises, Inc.		Florida
Abraham Chevrolet-Miami, Inc.	AutoNation Chevrolet Coral Gables	Delaware
Abraham Chevrolet-Tampa, Inc.		Delaware
ACER Fiduciary, Inc.		Delaware
Al Maroone Ford, LLC		Delaware
Albert Berry Motors, Inc.		Texas
Allison Bavarian	BMW of Mountain View	California
Allison Bavarian Holding, LLC		Delaware
All-State Rent A Car, Inc.		Nevada
American Way Motors, Inc.	Dobbs Honda on Mendenhall	Tennessee
AN Cadillac of WPB, LLC	AutoNation Cadillac West Palm Beach	Delaware
AN Central Region Management, LLC		Delaware
AN Chevrolet - Arrowhead, Inc.	Power Chevrolet-Arrowhead	Delaware
AN CJ Valencia, Inc.		Delaware
AN Collision Center of Addison, Inc.	AutoNation Collision Center Addison	Delaware
AN Collision Center of Las Vegas, Inc.	Desert Collision Center	Nevada
AN Collision Center of North Houston, Inc.	AutoNation Collision Center North Houston	Delaware
AN Collision Center of Tempe, Inc.	Power Collision Center - Tempe	Delaware
AN Corporate Management Payroll Corp.		Delaware
AN Corpus Christi Chevrolet, LP	Champion Chevrolet Cadillac; Champion Buick GMC	Texas
AN Corpus Christi GP, LLC		Delaware
AN Corpus Christi Imports Adv. GP, LLC		Delaware
AN Corpus Christi Imports Adv., LP		Texas
AN Corpus Christi Imports GP, LLC		Delaware
AN Corpus Christi Imports II GP, LLC		Delaware
AN Corpus Christi Imports II, LP		Texas
AN Corpus Christi Imports, LP		Texas
AN Corpus Christi Motors, Inc.	Champion Hyundai	Delaware
AN Corpus Christi T. Imports GP, LLC		Delaware
AN Corpus Christi T. Imports, LP	Champion Toyota Corpus Christi; Champion Scion Corpus Christi	Texas
AN County Line Ford, Inc.	AutoNation Ford Burleson	Texas
AN Dealership Holding Corp.		Florida
AN F. Imports of Atlanta, LLC	Team FIAT Mall of Georgia	Delaware
AN F. Imports of Hawthorne Holding, LLC		Delaware
AN F. Imports of Hawthorne, Inc.	Power FIAT of South Bay	Delaware
AN F. Imports of North Denver, Inc.	GO FIAT 104	Delaware
AN F. Imports of North Phoenix, Inc.	Power FIAT of North Phoenix	Delaware
AN F. Imports of Roseville Holding, LLC		Delaware
AN F. Imports of Roseville, Inc.	AutoWest FIAT Roseville	Delaware
AN F. Imports of Seattle, Inc.		Delaware
AN F. Imports of Sterling, LLC		Delaware

Legal Entity	Current DBA(s)	State of Organization
AN Florida Region Management, LLC		Delaware
AN Fort Myers Imports, LLC	Ft. Myers Toyota; Ft. Myers Scion	Delaware
AN Fremont Luxury Imports, Inc.	BMW of Fremont	Delaware
AN H. Imports of Atlanta, LLC	Team Hyundai Mall of Georgia	Delaware
AN Imports of Ft. Lauderdale, Inc.	Land Rover Fort Lauderdale	Delaware
AN Imports of Seattle, Inc.	Hyundai of Seattle	Delaware
AN Imports of Spokane, Inc.	Appleway Honda	Delaware
AN Imports of Stevens Creek Holding, LLC		Delaware
AN Imports of Stevens Creek, Inc.	MINI of Stevens Creek	Delaware
AN Imports on Weston Road, Inc.	AutoNation Toyota Weston; AutoNation Scion Weston	Florida
AN Luxury Imports GP, LLC		Delaware
AN Luxury Imports Holding, LLC		Delaware
AN Luxury Imports of Coconut Creek, Inc.	Mercedes-Benz of Coconut Creek; smart center of Coconut Creek	Delaware
AN Luxury Imports of Palm Beach, Inc.	Mercedes-Benz of Delray	Delaware
AN Luxury Imports of Pembroke Pines, Inc.	Mercedes-Benz of Pembroke Pines	Delaware
AN Luxury Imports of Phoenix, Inc.	Audi Peoria	Delaware
AN Luxury Imports of San Diego, Inc.	BMW of Encinitas	Delaware
AN Luxury Imports of Sanford, Inc.	Mercedes-Benz of Sanford	Delaware
AN Luxury Imports of Sarasota, Inc.	Mercedes-Benz of Sarasota; smart center Sarasota	Delaware
AN Luxury Imports of Spokane, Inc.	Appleway Acura	Delaware
AN Luxury Imports of Tucson, Inc.	BMW of Tucson	Delaware
AN Luxury Imports, Ltd.	BMW of Dallas; MINI of Dallas	Texas
AN Motors of Brooksville, Inc.	AutoWay Ford and Lincoln; AutoWay Collision Center - Brooksville	Florida
AN Motors of Dallas, Inc.	AutoNation Chevrolet Galleria	Delaware
AN Motors of Delray Beach, Inc.	AutoNation Volkswagen Delray	Delaware
AN Motors of Englewood, Inc.		Delaware
AN Motors of Memphis, Inc.	Dobbs GMC	Tennessee
AN Motors of Scottsdale, LLC	Ford of North Scottsdale	Delaware
AN Pontiac GMC Houston North GP, LLC		Delaware
AN Pontiac GMC Houston North, LP		Texas
AN Seattle Motors, Inc.	Town & Country Chrysler Dodge Jeep Ram; AutoNation Collision Center	Delaware
AN Subaru Motors, Inc.	Power Subaru Scottsdale	Delaware
AN T. Imports of Atlanta, LLC	Team Toyota Mall of Georgia; Team Scion Mall of Georgia	Delaware
AN Texas Region Management, Ltd.	AutoNation Shared Service Center	Texas
AN Tucson Imports, LLC		Delaware
AN West Central Region Management, LLC		Delaware
AN Western Region Management, LLC		Delaware
AN/CF Acquisition Corp.	GO Courtesy Ford	Delaware
AN/GMF, Inc.		Delaware
AN/KPBG Motors, Inc.		Washington

Legal Entity	Current DBA(s)	State of Organization
AN/MF Acquisition Corp.		Delaware
AN/MNI Acquisition Corp.	Dobbs Nissan	Delaware
AN/PF Acquisition Corp.	Ford and Lincoln of Bellevue	Delaware
Anderson Chevrolet		California
Anderson Chevrolet Los Gatos, Inc.		California
Anderson Cupertino, Inc.		California
Appleway Chevrolet, Inc.	Appleway Chevrolet; Appleway Mazda-Subaru; Appleway Mitsubishi; Appleway Toyota; AutoWay Scion; Appleway Volkswagen-Audi	Washington
Atrium Restaurants, Inc.		Florida
Auto Ad Agency, Inc.		Maryland
Auto By Internet, Inc.		Florida
Auto Car Holding, LLC		Delaware
Auto Car, Inc.	AutoWest Honda of Roseville	California
Auto Company VI, Inc.	Audi Plano	Delaware
Auto Company VII, Inc.	Porsche Plano	Delaware
Auto Company VIII, Inc.	AutoNation Volkswagen Richardson	Delaware
Auto Company IX, Inc.	AutoNation Volkswagen Park Cities	Delaware
Auto Company X, Inc.	AutoNation Volkswagen McKinney	Delaware
Auto Company XI, Inc.	AutoNation Chrysler Dodge Jeep Ram Spring	Delaware
Auto Company XII, Inc.		Delaware
Auto Company XIII, Inc.		Delaware
Auto Company XIV, Inc.		Delaware
Auto Company XV, Inc.		Delaware
Auto Dealership I, LLC		Delaware
Auto Dealership II, LLC		Delaware
Auto Dealership III, LLC		Delaware
Auto Dealership IV, LLC		Delaware
Auto Dealership V, LLC		Delaware
Auto Dealership VI, LLC		Delaware
Auto Dealership VII, LLC		Delaware
Auto Dealership VIII, LLC		Delaware
Auto Dealership IX, LLC		Delaware
Auto Dealership X, LLC		Delaware
Auto Dealership XI, LLC		Delaware
Auto Dealership XII, LLC		Delaware
Auto Dealership XIII, LLC		Delaware
Auto Dealership XIV, LLC		Delaware
Auto Dealership XV, LLC		Delaware
Auto Holding, LLC		Delaware
Auto Mission Holding, LLC		Delaware
Auto Mission Ltd.	AutoWest Toyota of Hayward; AutoWest Scion of Hayward	California
Auto West, Inc.		California
Autohaus Holdings, Inc.		Delaware

Legal Entity	Current DBA(s)	State of Organization
AutoNation Benefits Company, Inc.		Florida
AutoNation Cayman Insurance Company, Ltd.		Cayman Islands
AutoNation Corporate Management, LLC		Delaware
AutoNation Enterprises Incorporated		Florida
AutoNation Financial Services, LLC		Delaware
AutoNation Floor Plan Funding Corp.		Delaware
AutoNation Fort Worth Motors, Ltd.	AutoNation Chevrolet North Richland Hills	Texas
AutoNation GM GP, LLC		Delaware
AutoNation Holding Corp.		Delaware
AutoNation Imports of Katy GP, LLC		Delaware
AutoNation Imports of Katy, L.P.	AutoNation Nissan Katy	Texas
AutoNation Imports of Lithia Springs, Inc.	Team Toyota; Team Scion	Delaware
AutoNation Imports of Longwood, Inc.	Courtesy Honda	Delaware
AutoNation Imports of Palm Beach, Inc.	Lexus of Palm Beach	Delaware
AutoNation Imports of Winter Park, Inc.	Courtesy Toyota; Courtesy Scion	Delaware
AutoNation Motors Holding Corp.		Delaware
AutoNation Motors of Lithia Springs, Inc.		Delaware
AutoNation North Texas Management GP, LLC		Delaware
AutoNation Northwest Management, LLC		Delaware
AutoNation Orlando Venture Holdings, Inc.		Delaware
AutoNation Realty Corporation		Delaware
AutoNation Receivables Corporation		Delaware
AutoNation Receivables Funding Corp.		Delaware
AutoNation USA of Perrine, Inc.	AutoNation Nissan Kendall	Delaware
AutoNation V. Imports of Delray Beach, LLC	Maroone Volvo	Delaware
AutoNationDirect.com, Inc.	Auto USA; AutoNation Direct; AutoNation Direct Auto Buying; AutoNation Direct Used Car	Delaware
Bankston Auto, Inc.		Texas
Bankston Chrysler Jeep of Frisco, L.P.		Texas
Bankston CJ GP, LLC		Delaware
Bankston Ford of Frisco, Ltd. Co.	AutoNation Ford Frisco	Texas
Bankston Nissan in Irving, Inc.	AutoNation Nissan Irving; AutoNation Collision Center Irving	Texas
Bankston Nissan Lewisville GP, LLC		Delaware
Bankston Nissan Lewisville, Ltd.	AutoNation Nissan Lewisville	Texas
Bargain Rent-A-Car	Lexus of Cerritos	California
Batfish, LLC		Colorado
BBCSS, Inc.		Arizona
Beach City Chevrolet Company, Inc.		California
Beach City Holding, LLC		Delaware
Beacon Motors, Inc.	AutoNation Chevrolet Doral; AutoNation Collision Center Airport Miami	Florida
Bell Motors, LLC	Power Chrysler Jeep Dodge Ram	Delaware
Bellevue Automotive, Inc.	Chrysler Dodge Jeep Ram of Bellevue	Delaware

Legal Entity	Current DBA(s)	State of Organization
Bengal Motor Company, Ltd.	AutoNation Honda Miami Lakes	Florida
Bengal Motors, Inc.		Florida
Bill Ayares Chevrolet, LLC	Fox Chevrolet of Laurel	Delaware
Bledsoe Dodge, LLC		Delaware
Bob Townsend Ford, Inc.		Delaware
Body Shop Holding Corp.		Delaware
BOSC Automotive Realty, Inc.		Delaware
Brown & Brown Chevrolet - Superstition Springs, LLC	Power Chevrolet-Superstition Springs	Arizona
Brown & Brown Chevrolet, Inc.	Brown & Brown Chevrolet	Arizona
Brown & Brown Nissan Mesa, LLC	Power Nissan Chandler	Arizona
Brown & Brown Nissan, Inc.	Power Nissan Tempe	Arizona
Buick Mart Limited Partnership		Georgia
Bull Motors, LLC	AutoNation Ford Miami; AutoNation Collision Center Miami North	Delaware
C. Garrett, Inc.		Colorado
Carlisle Motors, LLC	AutoWay Ford-St. Petersburg; AutoWay Lincoln of Clearwater	Delaware
Carwell Holding, LLC		Delaware
Carwell, LLC	Mercedes-Benz of South Bay; Land Rover South Bay; Power Collision Center of South Bay; Power Value Vehicles Outlet South Bay	Delaware
Centennial Automotive, LLC	GO Dodge Arapahoe	Delaware
Cerritos Body Works Holding, LLC		Delaware
Cerritos Body Works, Inc.	Power Volvo Irvine	California
Champion Chevrolet Holding, LLC		Delaware
Champion Chevrolet, LLC		Delaware
Champion Ford, Inc.		Texas
Charlie Hillard, Inc.	AutoNation Ford Fort Worth; AutoNation Mazda Fort Worth	Texas
Charlie Thomas Chevrolet GP, LLC		Delaware
Charlie Thomas Chevrolet, Ltd.	AutoNation Chevrolet Gulf Freeway; AutoNation Mitsubishi Gulf Freeway; AutoNation Collision Center NASA; AutoNation Collision Center Gulfgate; AutoNation Mitsubishi Value Vehicles Outlet Gulf Freeway	Texas
Charlie Thomas Chrysler-Plymouth, Inc.		Texas
Charlie Thomas’ Courtesy Ford, Ltd.	Champion Ford Mazda	Texas
Charlie Thomas’ Courtesy GP, LLC		Delaware
Charlie Thomas Courtesy Leasing, Inc.		Texas
Charlie Thomas F. GP, LLC		Delaware
Charlie Thomas Ford, Ltd.	AutoNation Ford Gulf Freeway	Texas
Chesrown Auto, LLC		Delaware
Chesrown Chevrolet, LLC	GO Chevrolet	Delaware
Chesrown Collision Center, Inc.	GO Collision Center	Colorado
Chesrown Ford, Inc.		Colorado
Chevrolet World, Inc.	Courtesy Chevrolet at the Airport	Florida
Chuck Clancy Ford of Marietta, LLC	Team Ford of Marietta	Delaware

Legal Entity	Current DBA(s)	State of Organization
CJ Valencia Holding, LLC		Delaware
Coastal Cadillac, Inc.	AutoWay Cadillac	Florida
Consumer Car Care Corporation		Tennessee
Contemporary Cars, Inc.	Mercedes-Benz of Orlando; smart center of Orlando; Porsche of Orlando	Florida
Cook-Whitehead Ford, Inc.	Cook-Whitehead Ford; Cook-Whitehead Ford Collision - Panama City	Florida
Corporate Properties Holding, Inc.		Delaware
Corpus Christi Collision Center, Inc.	Champion Collision Center Corpus	Delaware
Costa Mesa Cars Holding, LLC		Delaware
Costa Mesa Cars, Inc.	Power Honda Costa Mesa	California
Courtesy Auto Group, Inc.		Florida
Courtesy Broadway, LLC		Colorado
Covington Pike Motors, Inc.	Dobbs Honda on Covington Pike	Tennessee
CT Intercontinental GP, LLC		Delaware
CT Intercontinental, Ltd.	BMW of Houston North; BMW of Houston North in the Woodlands; MINI of the Woodlands	Texas
CT Motors, Inc.	AutoNation Acura Gulf Freeway	Texas
D/L Motor Company	AutoWay Honda	Florida
Deal Dodge of Des Plaines, Inc.		Illinois
Dealership Properties, Inc.		Nevada
Dealership Realty Corporation		Texas
Desert Buick-GMC Trucks, L.L.C.	Desert Buick GMC	Delaware
Desert Chrysler-Plymouth, Inc.		Delaware
Desert Dodge, Inc.		Nevada
Desert GMC, L.L.C.	Desert GMC Buick	Delaware
Dobbs Ford of Memphis, Inc.	Dobbs Ford and Lincoln at Wolfchase	Delaware
Dobbs Ford, Inc.	Dobbs Ford	Florida
Dobbs Mobile Bay, Inc.	Treadwell Ford	Alabama
Dobbs Motors of Arizona, Inc.	Dobbs Honda	Arizona
Don Mealey Chevrolet, Inc.	Courtesy Chevrolet on West Colonial	Florida
Don Mealey Imports, Inc.	Courtesy Acura	Florida
Don-A-Vee Jeep Eagle, Inc.		California
Driver's Mart Worldwide, Inc.		Virginia
Eastgate Ford, Inc.		Ohio
Ed Mullinax Ford, LLC	Ed Mullinax Ford	Delaware
Edgren Motor Company, Inc.	AutoWest Honda Fremont	California
Edgren Motor Holding, LLC		Delaware
El Monte Imports Holding, LLC		Delaware
El Monte Imports, Inc.		Delaware
El Monte Motors Holding, LLC		Delaware
El Monte Motors, Inc.		Delaware
Elmhurst Auto Mall, Inc.		Illinois
Emich Subaru West, LLC	GO Subaru West	Delaware
Empire Services Agency, Inc.		Florida

Legal Entity	Current DBA(s)	State of Organization
Financial Services GP, LLC		Delaware
Financial Services, Ltd.	AutoNation Auto Auction	Texas
First Team Automotive Corp.		Delaware
First Team Ford of Manatee, Ltd.	AutoWay Ford - Bradenton	Florida
First Team Ford, Ltd	Courtesy Ford	Florida
First Team Imports, Ltd.		Florida
First Team Jeep Eagle, Chrysler-Plymouth, Ltd.		Florida
First Team Management, Inc.		Florida
First Team Premier, Ltd.		Florida
Fit Kit Holding, LLC		Delaware
Fit Kit, Inc.	Power Toyota Buena Park; Power Scion Buena Park	California
Florida Auto Corp.		Delaware
Ford of Garden Grove Limited Partnership		Georgia
Ford of Kirkland, Inc.		Washington
Fox Chevrolet, LLC	Fox Chevrolet	Delaware
Fox Imports, LLC		Delaware
Fox Motors, LLC	Fox Buick GMC	Delaware
Fred Oakley Motors, Inc.		Delaware
Fremont Luxury Imports Holding, LLC		Delaware
Ft. Lauderdale Nissan, Inc.	AutoNation Nissan Fort Lauderdale; AutoNation Collision Center Fort Lauderdale South	Florida
G.B. Import Sales & Service Holding, LLC		Delaware
G.B. Import Sales & Service, LLC	Power Volvo South Bay	Delaware
Gene Evans Ford, LLC	Gene Evans Team Ford and Lincoln	Delaware
George Sutherlin Nissan, LLC	Team Nissan of Marietta	Delaware
Government Boulevard Motors, Inc.	Treadwell Honda	Alabama
Gulf Management, Inc.	Lexus of Clearwater; Lexus of Tampa Bay; Lexus of Tampa Bay Collision Center	Florida
Hayward Dodge, Inc.		Delaware
Hillard Auto Group, Inc.		Texas
Hollywood Imports Limited, Inc.	AutoNation Honda Hollywood; AutoNation Collision Center Hollywood	Florida
Hollywood Kia, Inc.		Florida
Horizon Chevrolet, Inc.		Ohio
House of Imports Holding, LLC		Delaware
House of Imports, Inc.	House of Imports	California
Houston Auto M. Imports Greenway, Ltd.	Mercedes-Benz of Houston Greenway	Texas
Houston Auto M. Imports North, Ltd.	Mercedes-Benz of Houston North; smart center Houston North	Texas
Houston Imports Greenway GP, LLC		Delaware
Houston Imports North GP, LLC		Delaware
Irvine Imports Holding, LLC		Delaware
Irvine Imports, Inc.	Power Toyota Irvine; Power Scion Irvine	California
Irvine Toyota/Nissan/Volvo Limited Partnership		Georgia
Jemautco, Inc.		Ohio

Legal Entity	Current DBA(s)	State of Organization
Jerry Gleason Chevrolet, Inc.		Illinois
Jerry Gleason Dodge, Inc.		Illinois
Jim Quinlan Chevrolet Co.	AutoWay Chevrolet	Delaware
Joe MacPherson Ford	Power Ford and Lincoln of Tustin	California
Joe MacPherson Imports No. I		California
Joe MacPherson Infiniti	Infiniti Tustin	California
Joe MacPherson Infiniti Holding, LLC		Delaware
Joe MacPherson Oldsmobile		California
John M. Lance Ford, LLC	John Lance Ford	Delaware
J-R Advertising Company		Colorado
J-R Motors Company North	GO Honda 104; GO Hyundai 104	Colorado
J-R Motors Company South	GO Toyota Scion Arapahoe	Colorado
JRJ Investments, Inc.	Desert Audi; Desert BMW of Henderson; Desert BMW of Las Vegas; Desert MINI of Las Vegas; Desert Volkswagen; Desert Value Vehicles Outlet Las Vegas	Nevada
Kenyon Dodge, Inc.		Florida
King's Crown Ford, Inc.	Mike Shad Ford at the Avenues	Delaware
Kirkland Motors		Delaware
L.P. Evans Motors WPB, Inc.	Mercedes-Benz of Miami	Florida
L.P. Evans Motors, Inc.	AutoNation Nissan Miami	Florida
Lance Children, Inc.		Ohio
Leesburg Imports, LLC	Honda of Dulles	Delaware
Leesburg Motors, LLC	Leesburg Toyota; Leesburg Scion	Delaware
Les Marks Chevrolet, Inc.		Texas
Lew Webb's Ford, Inc.		California
Lew Webb's Irvine Nissan Holding, LLC		Delaware
Lew Webb's Irvine Nissan, Inc.		California
Lewisville Imports GP, LLC		Delaware
Lewisville Imports, Ltd.	AutoNation Honda Lewisville	Texas
Lexus of Cerritos Limited Partnership		Georgia
Lot 4 Real Estate Holdings, LLC		Delaware
Luxury Orlando Imports, Inc.		Delaware
MacHoward Leasing	Power Collision Center	California
MacHoward Leasing Holding, LLC		Delaware
MacPherson Enterprises, Inc.		California
Magic Acquisition Corp.	Power Ford Valencia	Delaware
Magic Acquisition Holding, LLC		Delaware
Marks Family Dealerships, Inc.		Texas
Marks Transport, Inc.	AutoNation Toyota Gulf Freeway; AutoNation Scion Gulf Freeway	Texas
Maroone Chevrolet Ft. Lauderdale, Inc.	AutoNation Chevrolet Fort Lauderdale	Florida
Maroone Chevrolet, LLC	AutoNation Chevrolet Pembroke Pines; AutoNation Collision Center Pembroke Pines	Delaware
Maroone Dodge, LLC		Delaware

Legal Entity	Current DBA(s)	State of Organization
Maroone Ford, LLC	AutoNation Ford Fort Lauderdale; AutoNation Collision Center Fort Lauderdale North	Delaware
Maroone Management Services, Inc		Florida
MC/RII, LLC		Ohio
Mealey Holdings, Inc.		Florida
Florida
Midway Chevrolet, Inc.		Texas
Mike Hall Chevrolet, Inc.	AutoNation Chevrolet Highway 6; AutoNation Collision Center Highway 6	Delaware
Mike Shad Chrysler Plymouth Jeep Eagle, Inc.		Florida
Mike Shad Ford, Inc.	Mike Shad Ford and Lincoln	Florida
Miller-Sutherlin Automotive, LLC		Delaware
Mission Blvd. Motors, Inc.		California
Mr. Wheels Holding, LLC		Delaware
Mr. Wheels, Inc.	Power Toyota Cerritos; Power Scion Cerritos	California
Mullinax East, LLC	Mullinax Ford East	Delaware
Mullinax Ford North Canton, Inc.	Mullinax Ford North Canton	Ohio
Mullinax Ford South, Inc.	AutoNation Ford Margate; AutoNation Collision Center Margate	Florida
Mullinax Insurance Agency		Ohio
Mullinax Lincoln Mercury, Inc.		Delaware
Mullinax Used Cars, Inc.		Ohio
Naperville Imports, Inc.	Mercedes-Benz of Naperville	Delaware
Newport Beach Cars Holding, LLC		Delaware
Newport Beach Cars, LLC	Newport Auto Center	Delaware
Nichols Ford, Ltd.	AutoNation Ford South Fort Worth; AutoNation Collision Center Fort Worth	Texas
Nichols GP, LLC		Delaware
Nissan of Brandon, Inc.	AutoWay Nissan of Brandon	Florida
Northpoint Chevrolet, LLC	Team Chevrolet at Northpoint	Delaware
Northpoint Ford, Inc.		Delaware
Northwest Financial Group, Inc.	BMW of Bellevue	Washington
Ontario Dodge, Inc.		California
Oxnard Venture Holdings, Inc.		Delaware
Payton-Wright Ford Sales, Inc.		Texas
Pembroke Motors, Inc.	AutoNation Chrysler Dodge Jeep Ram Pembroke Pines	Delaware
Peyton Cramer Automotive	Power Acura South Bay	California
Peyton Cramer Automotive Holding, LLC		Delaware
Peyton Cramer F. Holding, LLC		Delaware
Peyton Cramer Ford	Power Ford Torrance	California
Peyton Cramer Infiniti	Infiniti South Bay	California
Peyton Cramer Infiniti Holding, LLC		Delaware
Peyton Cramer Jaguar		California
Peyton Cramer Lincoln-Mercury		California
Peyton Cramer LM Holding, LLC		Delaware

Legal Entity	Current DBA(s)	State of Organization
Pierce Automotive Corporation		Arizona
Pierce, LLC	Power Toyota Tempe; Power Scion Tempe	Delaware
Pitre Chrysler-Plymouth-Jeep of Scottsdale, Inc.		Delaware
Plains Chevrolet GP, LLC		Delaware
Plains Chevrolet, Ltd.	Plains Chevrolet; AutoNation Collision Center	Texas
PMWQ, Inc.		Nevada
PMWQ, Ltd.		Texas
Port City Imports, Inc.	Champion Honda	Texas
Prime Auto Resources, Inc.		California
Quality Nissan GP, LLC		Delaware
Quality Nissan, Ltd.		Texas
Quinlan Motors, Inc.	AutoWay Nissan of Clearwater	Florida
R. Coop Limited		Colorado
R.L. Buscher II, Inc.		Colorado
R.L. Buscher III, Inc.		Colorado
Real Estate Holdings, Inc.		Florida
Republic DM Property Acquisition Corp.		Delaware
Republic Resources Company		Delaware
Republic Risk Management Services, Inc.		Florida
Resources Aviation, Inc.		Florida
RI Merger Corp.		Colorado
RI/BB Acquisition Corp.
Courtesy Collision East Colonial; Courtesy Collision Kissimmee; Courtesy Collision Longwood; Courtesy Collision Orange Ave.; Courtesy Collision Winter Garden; Courtesy Collision Hoffner; Courtesy Collision Oviedo; Collision North
Delaware
RI/BBNM Acquisition Corp		Arizona
RI/BRC Real Estate Corp.		California
RI/DM Acquisition Corp.		Delaware
RI/Hollywood Nissan Acquisition Corp.	AutoNation Nissan Pembroke Pines	Delaware
RI/LLC Acquisition Corp.	GO Nissan 104; GO Nissan Arapahoe	Colorado
RI/RMC Acquisition GP, LLC		Delaware
RI/RMC Acquisition, Ltd.	Champion Chevrolet Austin	Texas
RI/RMP Acquisition Corp.		Delaware
RI/RMT Acquisition GP, LLC		Delaware
RI/RMT Acquisition, Ltd.	Champion Toyota; Champion Scion	Texas
RI/WFI Acquisition Corporation		Delaware
RIVT I LLC		Delaware
RIVT I LP		Delaware
RIVT II LLC		Delaware
RIVT II LP		Delaware
RIVT Management, Inc.		Delaware
RKR Motors, Inc.	Mercedes-Benz of Pompano	Florida
Roseville Motor Corporation	AutoWest Chrysler Jeep Dodge	California
Roseville Motor Holding, LLC		Delaware

Legal Entity	Current DBA(s)	State of Organization
Sahara Imports, Inc.	Desert Honda; Desert Value and Truck Center; Desert Auto Body East	Nevada
Sahara Nissan, Inc.	Desert Nissan	Nevada
Saul Chevrolet Holding, LLC		Delaware
SCM Realty, Inc.		Florida
Security Insurance Agency, Inc.		Maryland
Shamrock F. Holding, LLC		Delaware
Shamrock Ford, Inc.		California
Six Jays LLC		Colorado
SMI Motors Holding, LLC		Delaware
SMI Motors, Inc.		California
Smythe European Holding, LLC		Delaware
Smythe European, Inc.	Smythe European; Smythe Volvo; Park Avenue Motors; Smythe European Collision Center	California
South Broadway Motors, LLC	GO Chrysler Jeep South Broadway	Delaware
Southwest Dodge, LLC	GO Chrysler Jeep Dodge Southwest	Delaware
Spitfire Properties, Inc.		Florida
Star Motors, LLC	Mercedes-Benz of Fort Lauderdale	Delaware
Steakley Chevrolet GP, LLC		Delaware
Steakley Chevrolet, Ltd.		Texas
Steeplechase Motor Company		Texas
Steve Moore Chevrolet Delray, LLC	AutoNation Chevrolet Delray	Delaware
Steve Moore Chevrolet, LLC	AutoNation Chevrolet Greenacres; AutoNation Collision Center Greenacres	Delaware
Steve Moore's Buy-Right Auto Center, Inc.		Florida
Stevens Creek Holding, LLC		Delaware
Stevens Creek Luxury Imports, Inc.		Delaware
Stevens Creek Motors, Inc.	AutoWest Acura of Stevens Creek	California
Sunrise Nissan of Jacksonville, Inc.	Mike Shad Nissan of Jacksonville	Florida
Sunrise Nissan of Orange Park, Inc.	Mike Shad Nissan of Orange Park	Florida
Sunset Pontiac-GMC Truck South, Inc.		Florida
Sunset Pontiac-GMC, Inc.		Michigan
Superior Nissan, Inc.	GO Nissan Southwest	North Carolina
Sutherlin Chrysler-Plymouth Jeep-Eagle, LLC		Delaware
Sutherlin H. Imports, LLC	Team Honda	Delaware
Sutherlin Imports, LLC	AutoWay Toyota; AutoWay Scion	Delaware
Sutherlin Nissan, LLC	Team Nissan of Lithia Springs	Delaware
Sutherlin Town Center, Inc.		Georgia
Tartan Advertising, Inc.		California
Tasha Incorporated		California
Taylor Jeep Eagle, LLC		Delaware
Terry York Motor Cars Holding, LLC		Delaware
Terry York Motor Cars, Ltd.	Land Rover Encino	California
Texan Ford Sales, Ltd.	AutoNation Ford Arlington; AutoNation Collision Center Arlington	Texas

Legal Entity	Current DBA(s)	State of Organization
Texan Ford, Inc.	AutoNation Ford Katy; AutoNation Collision Center Katy	Texas
Texan Sales GP, LLC		Delaware
Texas Management Companies LP, LLC		Delaware
The Consulting Source, Inc.		Florida
The Pierce Corporation II, Inc.		Arizona
Tinley Park A. Imports, Inc.		Delaware
Tinley Park J. Imports, Inc.		Delaware
Tinley Park V. Imports, Inc.		Delaware
Torrance Nissan Holding, LLC		Delaware
Torrance Nissan, LLC	Power Nissan of South Bay	Delaware
Tousley Ford, Inc.	Tousley Ford; Tousley Pre-Owned Outlet	Minnesota
Toyota Cerritos Limited Partnership		Georgia
Triangle Corporation		Delaware
T-West Sales & Service, Inc.	Desert Toyota and Scion	Nevada
Valencia Auto Imports, Inc.		Delaware
Valencia B. Imports Holding, LLC		Delaware
Valencia B. Imports, Inc.	Valencia BMW	Delaware
Valencia Dodge		California
Valencia Dodge Holding, LLC		Delaware
Valencia H. Imports Holding, LLC		Delaware
Valencia H. Imports, Inc.	Power Honda Valencia	Delaware
Valley Chevrolet, LLC	Fox Chevrolet of Timonium	Delaware
Vanderbeek Motors Holding, LLC		Delaware
Vanderbeek Motors, Inc.	AutoWest Mazda Subaru; BMW of Roseville	California
Vanderbeek Olds/GMC Truck, Inc.		California
Vanderbeek Truck Holding, LLC		Delaware
Village Motors, LLC	Libertyville Toyota	Delaware
Vince Wiese Chevrolet, Inc.	Power Chevrolet Valencia	Delaware
Vince Wiese Holding, LLC		Delaware
W.O. Bankston Nissan, Inc.	AutoNation Nissan Dallas	Texas
Wallace Dodge, LLC		Delaware
Wallace Ford, LLC	AutoNation Ford Delray; AutoNation Collision Center Delray	Delaware
Wallace Lincoln-Mercury, LLC		Delaware
Wallace Nissan, LLC	AutoNation Nissan Delray	Delaware
Webb Automotive Group, Inc.		California
West Colorado Motors, LLC	GO Chrysler Jeep West; GO Buick GMC Park Meadows; GO Buick GMC West; GO Subaru Arapahoe	Delaware
West Colton Cars, Inc.		California
West Side Motors, Inc.	West Side Honda	Tennessee
Westgate Chevrolet GP, LLC		Delaware
Westgate Chevrolet, Ltd.	Westgate Chevrolet Cadillac	Texas
Westmont A. Imports, Inc.	Audi of Westmont	Delaware

Legal Entity	Current DBA(s)	State of Organization
Westmont B. Imports, Inc.	Laurel BMW of Westmont	Delaware
Westmont M. Imports, Inc.	Mercedes-Benz of Westmont	Delaware
Woody Capital Investment Company II		Colorado
Woody Capital Investment Company III		Colorado
Working Man’s Credit Plan, Inc.		Texas